UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS

MAY 1, 2026

PACIFIC PROTECTIVE GROWTH®

Issued by Pacific Life Insurance Company

This updating summary prospectus summarizes certain key features of Pacific Protective Growth, an limited premium registered indexed-linked deferred annuity contract (the “Contract”). This prospectus also provides a summary of Contract features that have changed.

The prospectus for the Contract contains more information about the Contract, including the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at PacificLife.com/Prospectuses. You can also obtain this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com.

Additional information about certain investment products, including index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

To view our latest Privacy Notice, please visit https://paclife.co/privacy-promise or contact (877) 722-7848 for additional information.

SPECIAL TERMS

Some of the terms we’ve use in this Prospectus may be new to you. We have identified these terms and provided explanations of what they mean below. These terms are capitalized throughout the Prospectus except as otherwise noted.

To make this summary prospectus easier to read, we sometimes use different terminology and phrases in this summary prospectus (and in the Contract) than in supplemental or marketing materials. Any alternate terminology used for specific terms is indicated in the definitions below. Although we may use different words, the descriptions of how the product works in the summary prospectus and statutory prospectus, Contracts, and supplemental or marketing materials are wholly consistent. Your financial professional can also provide further explanation about this summary prospectus, your Contract or supplemental materials.

Adjusted Index Return — The percentage rate at which we credit interest to the Index-Linked Option Value at the end of each Term. For Point to Point ILOs, the Adjusted Index Return is determined by comparing the Index Price on the Term Start Date to the Index Price on the Term End Date of a Term. The Adjusted Index Return can be positive, negative, or equal to zero. The Adjusted Index Return is multiplied by the Investment Base to get the dollar amount of the Index-Linked Option Credit. The application of a negative Adjusted Index Return will result in a reduction of the Investment Base by the dollar amount of the Index-Linked Option Credit. The application of a positive Adjusted Index Return will result in an increase to the Investment Base by the dollar amount of the Index-Linked Option Credit.

Annuitant — The person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine death benefits, in the case of a Non- Natural Owner, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants. You may choose a Contingent Annuitant only if you have a sole Annuitant (you cannot have Joint Annuitants and a Contingent Annuitant at the same time). If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date — The date annuity payments are scheduled to begin if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force. The maximum Annuity Date is the Annuitant’s 110th birthday (youngest Annuitant’s 110th birthday if there are Joint Annuitants) and is the latest date we will begin paying you an annuity income. State variations may apply. See APPENDIX E: STATE VARIATIONS in the Prospectus. You may contact us if you would like to change your Annuity Date.

Annuity Option — Any one of the income options available for a series of payments after the Annuity Date.

Buffer (Buffer Rate) — A type of Protection Level that provides limited protection against negative Index performance. The Buffer Rate protects against negative Index Return up to the stated Buffer percentage. Any negative Index Return in excess of the Buffer Rate will result in a negative Adjusted Index Return at the end of a Term. The Buffer Rates are guaranteed not to change for as long as we continue to offer those Index-Linked Options. The 1-year S&P 500® with Cap and 10% Buffer ILO will always be available under your Contract.

Business Day — Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Standard Time. In this Prospectus, references to “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. If any transaction is requested for a day that does not exist in a given calendar month, it will occur on the last day of such month. Any systematic pre-authorized transaction scheduled to occur on December 30th or December 31st where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable values at the close of that Business Day.

Cap Rate — A type of Crediting Strategy. The Cap Rate is the maximum amount of positive Index Return that can be credited to the Investment Base at the end of a Term. The Cap Rate limits the potential positive Index-Linked Option Credit that may be applied at the end of a Term. In some cases, we may declare a Cap Rate for an ILO as "uncapped" in which case the amount of positive Index Return than can be credited to your ILO Value at the end of a Term is equal to the Index Return.

Cap Rate with Dual Direction Buffer (“Dual Direction”) — A type of Crediting Strategy. The Adjusted Index Return will equal any positive Index Return up to the Cap Rate, or the absolute value of any negative Index Return up to the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the positive Index Return exceeds the Cap Rate, the Adjusted Index Return will equal the Cap Rate. If the negative Index Return exceeds the Buffer Rate, the Adjusted Index Return will equal the negative Index Return in excess of the Buffer Rate. In marketing and supplemental materials, we sometimes may refer to the Cap Rate with Dual Direction Buffer Crediting Strategy as simply the “Dual Direction Crediting Strategy.” In some cases, we may declare a Cap Rate for an ILO as "uncapped" in which case the amount of positive Index Return than can be credited to your ILO Value at the end of a Term is equal to the Index Return.

Cash Surrender Value — The amount available upon full surrender of the Contract. The Cash Surrender Value is the Contract Value (which may be the Interim Value), adjusted for any applicable surrender charges, market value adjustment, rider charges, and charges for premium and other taxes.

Code — The Internal Revenue Code of 1986, as amended.

Contingent Annuitant — A person, if named in your Contract, who will become the sole surviving Annuitant if the existing sole Annuitant should die before the Annuity Date.

Contingent Beneficiary — A person, if any, you select to become the Beneficiary if the Beneficiary predeceases the Owner (or Annuitant in the case of a Non-Natural Owner).

Contract Anniversary — The same date, each subsequent year, as your Contract Issue Date.

Contract Issue Date — The date we issue your Contract. The Contract Issue Date will be no later than two Business Days after we receive your initial Purchase Payment and Contract application In Proper Form. Contract Years and Contract Anniversaries are measured from this date.

Contract Owner, Owner, you, or your — Generally, a person who purchases a Contract and makes the investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change Beneficiaries, transfer amounts among the Interest Crediting Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. Except in the case of a Non-Natural Owner, the Owner’s life is used to determine death benefits.

Contract Value — The total amount attributable to your Contract. The Contract Value is the sum of the Index-Linked Option Values and the Fixed Account Option Value.

Contract Year — The 12-month period beginning on the Contract Issue Date and on each Contract Anniversary date thereafter.

Crediting Strategy (“strategy”) — The method of determining the amount of positive interest, if any, credited to your Index-Linked Option Value for each Term. The Crediting Strategy rate declared on the Term Start Date is guaranteed for the duration of the Term in which you are invested. The Crediting Strategies offered under the Contract are listed in Appendix A of this Prospectus. Each Index-Linked Option will apply only one type of Crediting Strategy.

Dual Direction Buffer Rate (“Dual Direction Buffer”) —A type of Protection Level. The Dual Direction Buffer is only offered with the Cap Rate with Dual Direction Buffer Crediting Strategy. The Adjusted Index Return will equal the absolute value of any negative Index Return up to the Dual Direction Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. The positive interest credited by the Dual Direction Buffer may exceed the Cap Rate. If the negative Index Return exceeds the Dual Direction Buffer Rate, the Adjusted Index Return will equal the negative Index Return in excess of the Dual Direction Buffer Rate.

Fixed Account Minimum Value — The minimum value you will receive as the Fixed Account Option Value upon full surrender of the Contract, death, or annuitization. The Fixed Account Minimum Value is equal to all amounts allocated to the Fixed Account Option multiplied by the Guaranteed Minimum Surrender Value Percentage of 87.5% adjusted for any partial withdrawals or transfers from the Fixed Account Option, then accumulated at the non-forfeiture rate, which ranges from 1.00% to 3.00% depending on the applicable state law.

Fixed Account Option (the “Fixed Account”) — An Interest Crediting Option to which Purchase Payments and transfers may be allocated that credits a fixed rate of interest daily at the declared rate, subject to the 0.50% Minimum Guaranteed Rate for the Fixed Account. The Fixed Account Option will always be available under the Contract.

Fixed Account Option Value — The Purchase Payments or value allocated to the Fixed Account Option plus interest credited daily that compounds over one year at the Guaranteed Rate, less transfers and deductions for any withdrawals.

Floor (Floor Rate) — A type of Protection Level that provides limited protection against negative Index performance. The Floor represents the maximum negative Index Return that may be applied at the end of a Term. The Floor Rates are guaranteed not to change for as long as we continue to offer those Index-Linked Options. Index-Linked Options with a Floor Protection Level will no longer be available for allocations for renewal Terms by existing Contract Owners effective June 1, 2026.

Guaranteed Rate for the Fixed Account Option (Guaranteed Rate) — The annual rate of interest that we declare from time to time for the Fixed Account Option and which accrues daily. The Guaranteed Rate for the Fixed Account will be declared on each Contract Anniversary and will never be less than the Minimum Guaranteed Rate for the Fixed Account of 0.50%.

In Proper Form (In Good Order) — This is the standard we apply when we determine whether an instruction is satisfactory to us. An instruction (in writing or by other means that we accept (e.g. via telephone or electronic submission)) is considered to be In Proper Form if it is received at our Service Center in a manner that is satisfactory to us, such that is sufficiently complete and clear so that we do not have to exercise any discretion to follow the instruction, including any information and supporting legal documentation necessary to effect the transaction. Any forms that we provide will identify any necessary supporting documentation. We may, in our sole discretion, determine whether any particular transaction request is In Proper Form, and we reserve the right to change or waive any In Proper Form requirements at any time.

Index — The market index or exchange-traded fund (“ETF”) used to determine the Index Return and any Adjusted Index Return that is credited to an Index-Linked Option at the end of a Term. Each Index is a price return index, not a total return index, and therefore its performance does not reflect any dividends or distributions paid by the Index’s component companies. Pacific Life reserves the right to add, remove, or replace an Index.

Index-Linked Option (“ILO”) — An Interest Crediting Option under the Contract to which Purchase Payments and transfers may be allocated that provides for credited interest based on the performance of a particular Index (or Indexes) and the applicable Crediting Strategy and Protection Level. Each ILO varies by Index, Crediting Strategy, Protection Level, and Term length. In marketing and supplemental materials, we sometimes may refer to ILOs as “crediting strategies.” The ILOs available under your Contract vary depending on the date your Contract was issued.

Index-Linked Option (“ILO”) Credit — The dollar amount of interest added to or subtracted from the Index-Linked Option Investment Base at the end of a Term. For Point-to-Point ILOs, the Index-Linked Option Credit is equal to the Investment Base multiplied by the Adjusted Index Return. The Index-Linked Option Credit may be positive, negative, or zero according to the Adjusted Index Return.

Index-Linked Option (“ILO”) Value — Refers to both the total amount invested in a single Index-Linked Option, or the entire amount of your Contract Value invested in multiple Index-Linked Options. On the Term Start Date, the Index- Linked Option Value is equal to the Investment Base. On all days except for the Term Start Date and the Term End Date, the Index-Linked Option Value is equal to the Interim Value. On the Term End Date, the Index-Linked Option Value is equal to the Investment Base adjusted for the Index-Linked Option Credit(s), which may be positive, negative, or equal to zero.

Index Price — The prices for the Indexes that are published by the Index providers as of the close of the New York Stock Exchange (NYSE) each day that the NYSE is open. On any day that the NYSE is not open, the Index Price from the last NYSE close will apply. The change in the Index Price over the course of a Term is used to determine the Index Return.

Index Return — Represents the price performance of the Index. The Index Return is the percentage change in the Index Price Point to Point, before any applicable adjustment for the Crediting Strategy or Protection Level. The Index Return can be positive, negative, or equal to zero.

Interest Crediting Option(s) — The Index-Linked Options and the Fixed Account Option offered under this Contract to which Purchase Payments and transfers may be allocated and that provides for credited interest.

Interim Value — The value of an Index-Linked Option in which you invest on any date during the Term after the Term Start Date and before the Term End Date.

Interim Value Adjustment (or “Adjustment”) — The proportionate reduction to your ILO Investment Base and death benefit that occurs when a withdrawal is made from the ILOs during a Term based on Interim Values. The Investment Base and death benefit are reduced by the same proportion (rather than on a dollar-for-dollar basis) that the Interim Value is reduced by the withdrawal.

Interim Value Calculation — The calculation of the Interim Value as a result of a withdrawal or surrender from the ILOs during a Term.

Investment Base — The amount that is allocated to an Index- Linked Option on the Term Start Date, reduced thereafter for withdrawals during the Term (including applicable surrender charges and taxes) or optional rider charges during the term, and to which is applied the ILO Credit on the Term End Date.

Joint Annuitant — If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions may apply for Qualified Contracts.

Market Value Adjustment (“MVA”) — A positive or negative adjustment to the withdrawal or surrender amount from any of the Interest Crediting Options to reflect the change in market interest rates between the start of the MVA Term and the date of a withdrawal or surrender. The MVA will increase or decrease the amount of a withdrawal or surrender based on the total amount requested.

Market Value Adjustment Term (“MVA Term”) — A 6-year period during which a market value adjustment may apply to withdrawals from or surrenders of the Contract. The Initial MVA Term begins on the Contract Issue Date and lasts for 6 Contract Years. Subsequent MVA Terms must be elected by the Contract Owner.

Minimum Guaranteed Rate for the Fixed Account — The minimum Guaranteed Rate for the Fixed Account Option is 0.50%. Once a Contract is issued, the Minimum Guaranteed Rate for the Fixed Account Option under that Contract will not change. The applicable Minimum Guaranteed Rate for the Fixed Account Option can also be found in your Contract.

Minimum Limit on Index Gain — The minimum percentage, for the life of the Index-Linked Option, We may use in any Crediting Strategy to limit the amount of positive Index Return credited on the Term End Date. (In the contracts, We may refer to these Minimum Limits on Index Gains as “guaranteed minimum” rates).

Non-Natural Owner — A corporation, trust or other entity that is not a (natural) person.

Non-Qualified Contract — A Contract other than a Qualified Contract.

Notice Date — The Business Day on which we receive, In Proper Form, proof of death and instructions regarding payment of death benefit proceeds.

Pacific Life (“we,” “us,” and “our”) — Pacific Life Insurance Company

Performance Mix with Participation Rate— A type of Crediting Strategy that determines the Index Return based on the combined weighted average of the performance of the S&P 500®, iShares® Russell 2000 ETF, and MSCI EAFE Indexes. The Participation Rate is the percentage portion of the combined positive Index Return that will be used to determine the Index-Linked Option Credit. The Participation Rate limits the potential positive Index-Linked Option Credit that may be applied at the end of a Term.

Performance Lock — A feature offered under the Contract for all ILOs that allows you to “lock-in” the Interim Value of an ILO before the Term End Date. If you exercise the Performance Lock feature during a Term, your Index-Linked Option Value will equal the Interim Value on the date the Performance Lock is exercised and will be credited with a fixed rate of interest beginning on the day following the day the Performance Lock was exercised until the next Contract Anniversary. Exercising the Performance Lock will terminate your ability to receive an Index-Linked Option Credit or the protection of the Buffer or Floor to mitigate any loss.

Performance Triggered Rate — A type of Crediting Strategy. The Performance Trigger Rate is a fixed rate of interest that will be credited to the Investment Base on the Term End Date if the Index Return is equal to zero or positive. Index-Linked Options with a Performance Triggered Rate strategy will no longer be available for allocations for renewal Terms by existing Contract Owners effective June 1, 2026.

Point to Point — The Index Return for any Index-Linked Option is determined by comparing the Index Price on the Index Term Start Date to the Index Price on the Index Term End Date.

Protection Level — The Protection Level provides limited protection to your ILO Value against negative Index Returns. There are three types of Protection Levels: Buffer Rates, Dual Direction Buffer Rates, and Floors. Each ILO will apply only one type of Protection Level. Index-Linked Options with a Floor Protection Level will no longer be available for allocations for renewal Terms by existing Contract Owners effective June 1, 2026.

Purchase Payment — An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract and invested into the Interest Crediting Options offered under the Contract.

Qualified Contract — A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code Sections 401, 403, 408A and 457.

Service Center — Pacific Life Insurance Company

P.O. Box 2378

Omaha, Nebraska 68103-2378

(800) 722-4448

For more complete contact information, see ADDITIONAL INFORMATION — INQUIRIES AND SUBMITTING FORMS AND REQUESTS in the Statutory Prospectus.

Subsequent Purchase Payment(s) — Additional Purchase Payments submitted after the initial Purchase Payment. Subsequent Purchase Payments are permitted only for 60 calendar days after your Contract Issue Date and are only permitted as a result of transfers or exchanges from other financial products requested at the time your Contract application is submitted. No other Purchase Payments are permitted under the Contract.

Subsequent Term (“renewal Term”) — A Term that starts on a Contract Anniversary.

Term — For Point to Point ILOs, the period of time over which the change in Index performance is measured to determine the Index Return and the Index-Linked Option Credit(s). The Term begins on the Term Start Date and ends on the Term End Date.

Term End Date. The Contract Anniversary on the last day of the Term. On this date, the Index-Linked Option Credit, which may be positive, negative, or zero, is calculated and applied to your Investment Base. All Purchase Payments in an ILO will have the same Term End Date regardless of the date they were received.

Term Start Date — The Term Start Date is the date that a new Term begins. On this date, Contract Value (or your Purchase Payment) is allocated to the ILO and the starting Index Price is determined. The Term Start Date for your initial Purchase Payment is the Contract Issue Date. The Term Start Date for any Subsequent Purchase Payments will be the Business Day the Subsequent Purchase Payment is received prior to market close (typically 4:00 pm Eastern Time). All future Term Start Dates will be on a Contract Anniversary, on which date you will transfer or reinvest Contract Value into a new Term. State Variations may apply. See APPENDIX E: STATE VARIATIONS in the Statutory Prospectus.

Tiered Participation Rate — A type of Crediting Strategy. The Tiered Participation Rates are a percentage of positive Index Return that will be used to determine the Index-Linked Option Credit. Tiered Participation Rates include a Tier One Participation Rate and a Tier Two Participation Rate. Positive Index Return less than or equal to the Tier Level is multiplied by the Tier One Participation Rate. Positive Index Return in excess of the Tier Level is multiplied by the Tier Two Participation Rate. The Adjusted Index Return is equal to the sum of these two values. The Tiered Participation Rates may limit the potential positive Index-Linked Option Credit that may be applied at the end of a Term.

Total Adjusted Purchase Payments — The Total Adjusted Purchase Payments is equal to the sum of all Purchase Payments made into the Contract, reduced by a Pro Rata Reduction for each prior withdrawal. The Pro Rata Reduction is the reduction percentage that is calculated at the time of a withdrawal by dividing the amount of the withdrawal by the Contract Value immediately prior to the withdrawal.

You and Your — The Owner(s) of this Contract.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

The following section outlines the changes to the Contract since the date of the last prospectus, May 1, 2025.

Purchase Payments

Effective November 3, 2025, administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent.

Living Benefit Riders

Effective December 15, 2025, changes were made to the Income Guard optional benefit rider. The three-year waiting period required to begin lifetime income withdrawals (the “Income Commencement Date”) was removed. If you choose to purchase the Rider, beginning at age 59 ½ (the “Eligible Lifetime Withdrawal Date”) you will have the option to withdraw up to a maximum amount (the Protected Payment Amount, plus any Income Rollover Amount) each year until the Rider terminates. Please see the OVERVIEW OF THE RIDER – INCOME GUARD section in the Statutory Prospectus for more information related to this change.

Index-Linked Options

Effective June 1, 2026, certain changes are applicable to the available Index-Linked Options (“ILOs”) as discussed below. Additional information about your options and variations in availability in the state of California can be found in APPENDIX A: INTEREST CREDITING OPTIONS AVAILABLE UNDER THE CONTRACT in this Summary Prospectus.

Effective June 1, 2026, ILOs with a Floor Protection Level will no longer be available for allocations for renewal Terms by existing Contract Owners.

Effective June 1, 2026, ILOs with a Performance Triggered Rate strategy will no longer be available for allocations for renewal Terms by existing Contract Owners.

For any Cap Rate strategy ILO, two- and three-year ILOs are available beginning on June 1, 2026, for renewal allocations by existing Contract Owners. The guaranteed minimum Cap Rate for the life of this Contract is 4% for a 2-year ILO and 6% for a 3-year ILO.

Effective June 1, 2026, 6-year Cap Rate with 10% Buffer strategy ILOs will no longer be available for renewal allocations by existing Contract Owners.

KEY INFORMATION

Important information you should consider about the Pacific Protective Growth Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If you withdraw money from or surrender your Contract within 6 years following the Contract Issue Date, you may be assessed a surrender charge of up to 7% of the amount withdrawn or surrendered in excess of the 10% annual free withdrawal amount.

For example, if you surrender your Contract, you could pay a surrender charge of up to $7,000, assuming your Contract Value is $100,000 at the time of the surrender. This loss will be greater if there is a negative Interim Value Calculation and Adjustment, MVA, taxes, or tax penalties.

If you surrender or withdraw value from the ILOs before the Term End Date, your ILO Value will be subject to an Interim Value Calculation and Adjustment, which may be negative. The Interim Value Calculation and Adjustment could result in loss. In extreme circumstances, such losses could be as high as 100%.

For example, if you invest $100,000 in the ILOs available under the Contract, and surrender the entire ILO Value before the end of the Term, you could lose up to $100,000 of your investment. This loss will be greater if the amount withdrawn is also subject to surrender charges, an MVA, taxes or tax penalties. The following transactions will use Interim Values if taken from the ILOs before the Term End Date: (1) surrenders (including Free Look surrenders), (2) withdrawals (including Required Minimum Distributions (“RMDs”), free withdrawal amounts, pre-authorized withdrawals, rider charges, and guaranteed withdrawal amounts under the GLWB Rider), (3) death benefit payments, and (4) annuitization of the Contract.

If you surrender or withdraw value from any of the Interest Crediting Options during the Initial MVA Term, or any subsequent MVA Term, the amount withdrawn or surrendered may be subject to an MVA, which may be negative. The application of the MVA could result in loss. In extreme circumstances such losses could be as high as 100% of the amount withdrawn or surrendered from the ILOs.

For example, if you invest $100,000 in the ILOs during the Initial MVA Term and later surrender the Contract before the first 6 Contract Years have ended, you could lose up to $100,000 of the amount invested in the ILOs. This loss will be greater if the amount withdrawn is also subject to surrender charges, taxes, and tax penalties, and your Contract Value is subject to a negative Interim Value Calculation and Adjustment. The following transactions will be subject to an MVA during an MVA Term:

(1) surrenders (except for Free Look surrenders), (2) certain optional withdrawals (including Early and Excess Withdrawals under the Income Guard rider), and (3) pre-authorized withdrawals.

FEE TABLE FEES, CHARGES, AND ADJUSTMENTS PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Are There Transaction Charges?	No. There are no transaction charges under this Contract.	N/A
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year, depending on the optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year if you have elected the Income Guard and/or the Return of Purchase Payments (“ROP”) Death Benefit.

There is an implicit ongoing fee on the Index-Linked Options (“ILOs”) to the extent that your participation in Index gains is limited by us through the use of the applicable Crediting Strategy of the ILO. This means that your returns may be lower than the Index’s returns.

FEE TABLE FEES, CHARGES, AND ADJUSTMENTS

FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
In return for accepting this limit on Index gains, you will receive some protection from Index losses through the ILO Protection Level. This implicit ongoing fee is not reflected in the tables below.
ANNUAL FEES	MINIMUM	MAXIMUM
Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%(1)	1.50%(2)

(1) As a percentage of your Contract Value each Contract Anniversary.

(2) As a percentage of the Protected Payment Base each Contract Anniversary. The current charge for new elections of this Rider is disclosed in a Rate Sheet Prospectus Supplement.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Contract adjustments that substantially increase costs.

Lowest Annual Cost: $0.00	Highest Annual Cost: $1,619.70
Assumes: • Investment of $100,000 • 5% annual appreciation • No optional benefits • No sales charges • No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of optional benefits (Income Guard and ROP Death Benefit)

• No sales charges

• No additional purchase payments, transfers, or withdrawals

• 0% Interim Value Calculation and Adjustment

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?

Yes. You can lose money by investing in the Contract, including 100% loss of principal investment and any previously-credited earnings in the Contract.

• If you invest in an ILO with a Buffer (including the Dual Direction Buffer), depending on the Buffer or Dual Direction Buffer rate of the ILO(s) in which you invest, your potential losses at the end of a Term due to negative Index performance are currently limited to a maximum of 80 to 90% of your investment in the ILO for that Term.

• If you invest in an ILO with a Floor, your potential losses at the end of a Term due to negative Index performance are limited to a maximum of 10% of your investment in the ILO for that Term. Effective June 1, 2026, ILOs with a Floor Protection Level will no longer be available for allocations for renewal Terms by existing Contract Owners.

• Cumulative loss over the life of the Contract could be much greater than the guaranteed maximum loss for any single ILO Term.

• The 1-year S&P 500® with Cap and 10% Buffer ILO, in addition to the Fixed Account Option, will always be available under your Contract. In the future, we may not offer ILOs with any other Protection Level other than a 10% Buffer. We do not guarantee a minimum Floor Rate or Dual Direction Buffer Rate, and we do not guarantee that we will always offer ILOs with a Dual Direction Buffer.

• In the future, any ILOs we offer (in addition to the 1-year S&P 500® with Cap and 10% Buffer ILO) will always have some level of downside protection, but we do not guarantee a minimum level.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Is this a Short-Term Investment?

No. The Contract is not a short-term investment, and is not appropriate for you if you need ready access to cash. The Contract’s tax deferral and long-term income features are generally more beneficial to investors with a long-term investment horizon.

• Withdrawals and surrenders from the Contract may be subject to surrender charges, taxes, and tax penalties. Amounts withdrawn or surrendered from any of the Interest Crediting Options before the end of an MVA Term may result in a negative MVA. Amounts withdrawn or surrendered from the ILOs before the end of a Term may also result in a negative Interim Value Calculation and Adjustment to your ILO Value, and the loss of positive Index performance.

• Withdrawals will reduce the death benefit and your Contract Value, perhaps significantly. Transactions that are based on Interim Value will reduce the Interim Value of your investment in the ILOs by the amount of the withdrawal. Additionally, the transaction will reduce your ILO Investment Base in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and will also proportionately reduce the death benefit. The proportionate reduction in the Investment Base and death benefit may be greater than the dollar amount of the withdrawal. Such reduction will reduce your Investment Base for the remainder of the Term, and may significantly reduce any amount credited at the end of the Term.

• At the end of each Term, on the Term End Date (which will fall on a Contract Anniversary), your Contract Value will be transferred or reallocated among the available Interest Crediting Options for a new Term, according to your transfer instructions.

• If we do not receive transfer instructions from you prior to the close of Business on the Term End Date, we will automatically reallocate or transfer your Contract Value according to the following procedures. Amounts that we automatically reallocate or transfer among the ILOs in the absence of transfer instructions cannot be transferred until the next Term End Date or Contract Anniversary if the amount is invested in the Fixed Account. Any Contract Value in an expiring 1-year, 2-year or 3-year ILO will remain in its current allocation for the next Term, subject to the renewal Crediting

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT TRANSFERS AND REALLOCATIONS FEES, CHARGES, AND ADJUSTMENTS

	RISKS	LOCATION IN PROSPECTUS

Strategy Rates declared for that Term, as long as that ILO remains available for investment.

• If that ILO is not available for investment for a Subsequent Term, the Contract Value in that ILO will automatically be transferred to the Fixed Account Option, subject to the renewal Guaranteed Rate.

• Any Contract Value in an expiring 6-year ILO will remain in its current allocation for the next 6-year Term, subject to the renewal Crediting Strategy Rates declared for that Term, as long as that ILO remains available and the MVA Term is renewed.

If that ILO that is not available for investment for a Subsequent Term, or if you do not renew the MVA Term, the Contract Value in that ILO will automatically be transferred to the corresponding 1-year ILO (i.e., a 1-year ILO with the same reference Index, Crediting Strategy and Protection Level, and Protection Level rate), subject to the renewal Crediting Strategy Rates declared for that ILO. If the corresponding 1-year ILO is not available for investment, the Contract Value in the expiring 6-year ILO will automatically be transferred to the Fixed Account Option, subject to the renewal Guaranteed Rate.

What Are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the ILOs available under the Contract that you select. Each investment option, referred to as an “Interest Crediting Option” (including the Fixed Account Option) in this prospectus, will have its own unique risks. You should review and understand the available Interest Crediting Options before making investment decisions.

The applicable Crediting Strategy of each ILO will limit positive Index Returns (e.g., limited upside). This may result in you earning less than the Index Return. For example:

• Cap Rate. If the Cap Rate of the ILO is 15%, and the Index Return is 20% on the Term End Date, we will credit your ILO Value with 15% (the Cap Rate).

• Performance Mix with Participation Rate. If the Participation Rate of the ILO is 90%, and the combined Index Return is 20%, we will credit your ILO Value with 18% (0.20 x 90%).

• Tiered Participation Rate. If the Tiered Participation Rate for the ILO includes the following values: Tier 1 Participation Rate — 100%; Tier 2 Participation Rate — 125%; Tier Level — 25%; and the Index Return is 40%, we will credit your ILO Value with 43.75% ((1.00 x 25%) + (40% – 25%)) x 1.25).

• Performance Triggered Rate. (not available for renewal allocations beginning June 1, 2026). If the Performance Triggered Rate of the ILO is 15%, and the Index Return is 0%, 5%, or 25%, in each circumstance, we will credit your ILO Value with 15% (the Performance Triggered Rate).

The applicable Protection Level of each ILO (i.e., the Buffer Rate, Dual Direction Buffer Rate, or Floor Rate) will limit negative Index Returns (e.g., limited protection in the case of market decline). For example:

• Buffer Rate. If the Buffer Rate of the ILO is 15%, and the Index Return is -20%, we will credit your ILO Value with -5% (the amount of the negative Index Return that exceeds the Buffer Rate).

If the Buffer Rate of the ILO is 100% and the Index Return is -20% on the Term End Date, we will credit your ILO Value with 0% since the negative Index Return does not exceed the Buffer Rate.

• Dual-Direction Buffer Rate. If the Dual Direction Buffer Rate of the ILO is 15%, and the Index Return is -15%, we will credit your ILO Value with 15% (the absolute value of the negative Index Return up to the Dual Direction Buffer Rate). The Dual Direction Buffer is only offered with the Cap Rate with Dual Direction Buffer Crediting Strategy, and the positive interest credited by the Dual Direction Buffer may exceed the Cap Rate.

If the Dual Direction Buffer Rate of the ILO is 15%, and the Index Return is -20%,

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INVESTING IN THE CONTRACT

	RISKS	LOCATION IN PROSPECTUS

we will credit your ILO Value with -5% (the amount of the negative Index Return that exceeds the Dual Direction Buffer Rate).

• Floor Rate. (not available for renewal allocations beginning June 1, 2026). If the Floor Rate of the ILO is -10%, and the Index Return is -20% and we will credit your ILO Value with -10% (the Floor Rate).

Each Index underlying the ILOs is a price return index, not a total return index, and therefore its performance does not reflect any dividends or distributions paid by the Index’s component companies. Additionally, the First Trust Growth Strength Net Fee Index deducts a fee when calculating Index performance. This will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?

Investment in the Contract is subject to the risks related to Pacific Life. Any obligations (including under the Fixed Account Option and the ILOs), guarantees, or benefits of the Contract are subject to our claims- paying ability and financial strength. Information about Pacific Life, including its applicable financial strength ratings, is available upon request by contacting our Service Center.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT PACIFIC LIFE INSURANCE COMPANY AND THE GENERAL ACCOUNT

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

• Purchase Payments.

◦ Additional Purchase Payments after the initial Purchase Payment are not permitted, except for transfers from other financial products requested at the time the investor’s Contract application is submitted and transferred within 60 days after the Contract Issue Date (“Subsequent Purchase Payments”).

◦ Your initial Purchase Payment and any Subsequent Purchase Payments, in the aggregate, must be at least $25,000 in the aggregate for qualified and non-qualified Contracts.

• Transfers and Reallocations.

◦ Transfers and reallocations to and from the ILOs are only permitted on Term Start Dates and Term End Dates (which will fall on a Contract Anniversary). If you exercise the Performance Lock feature on a multi-year ILO (i.e., an ILO with a Term lasting more than one Contract Year), you may transfer ILO Value from the locked ILO on the next Contract Anniversary.

◦ Transfers to and from the Fixed Account are only permitted on Contract Anniversaries.

◦ If you do not want to remain invested in the Fixed Account Option until the next Contract Anniversary, or in an ILO until the end of the Term, your only options will be to take a withdrawal from the Fixed Account Option or ILO or surrender the Contract, or exercise the Performance Lock feature and transfer your ILO Value on the next Contract Anniversary. All of these options will be based on the Interim Values of the ILOs, and withdrawals and surrenders may be subject to surrender charges, an MVA, taxes, and tax penalties.

• Investment Restrictions.

◦ You may only invest in a 6-year ILO Term at the beginning of an MVA Term. Within the first 6 Contract Years, you may invest all or a portion of your Contract Value into a 6-year ILO Term only at the beginning of the Initial MVA Term, which will be on the Contract Issue Date. At the end of the Initial MVA Term, you must renew the MVA Term to continue to be able to invest in 6-year ILOs. If you do not invest any portion of your Contract Value into a 6-year ILO on the Contract Issue Date for the Initial MVA Term, you will still be able to elect to renew the MVA Term and allocate all or a portion of your Contract Value into a 6-year ILO at the start of the renewed MVA Term. If you decline to renew any MVA Term after the Initial MVA Term, you will be unable to invest in 6-year ILO Terms for the remainder of the time that you own the Contract. In order to preserve the ability to invest in 6-year ILOs in the future, you must renew the MVA Term every 6 Contract Years, even if you do not invest any portion of your Contract Value into a 6-year ILO during a particular MVA Term.

◦ If you elect the GLWB Rider (Income Guard), you must invest your Contract Value according to the investment allocation restrictions under the Rider.

• Availability of ILOs under your Contract.

◦ The ILOs available under your Contract vary depending on the date your Contract was issued.

◦ Effective June 1, 2026, ILOs with a Floor Protection Level will no longer be available for allocations for renewal Terms by existing Contract Owners.

◦ Effective June 1, 2026, ILOs with a Performance Triggered Rate strategy will no longer be available for allocations for renewal Terms by existing Contract Owners.

◦ Effective June 1, 2026, 6-year Cap Rate with 10% Buffer strategy ILOs will no longer be available for allocations for renewal Terms by existing Contract Owners.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

PURCHASING THE CONTRACT

TRANSFERS AND REALLOCATIONS

APPENDIX A: INTEREST CREDITING OPTIONS AVAILABLE UNDER THE CONTRACT

APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS

RESTRICTIONS	LOCATION IN PROSPECTUS

◦ Effective June 1, 2026, 2- and 3-year ILOs will be available for renewal allocations by existing Contract Owners.

◦ Certain ILOs and Indexes described in this Prospectus may not be available depending on the broker-dealer through which your Contract is sold.

• Our Rights to Change the ILOs and Indexes Offered Under the Contract.

◦ We reserve the right to add or remove an ILO or Index, subject to applicable regulatory approvals. We may stop offering an ILO for investment at the end of a Term to new and existing Contracts.

◦ We may remove or replace an Index if it is discontinued, if the calculation of the Index is substantially changed by the Index provider, if Index values should become unavailable for any reason, if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, or if its investment objectives, strategies, or risks substantially change. If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the original Index, however, the performance of the new Index may not be satisfactory to you.

◦ We may change the Crediting Strategy rates and Protection Level rates of the ILOs available under the Contract, subject to the stated Minimum Limits on Index Gain or maximum rates. Crediting Strategy rates will not change during a Term. Protection Level rates for the currently-offered ILOs will not change for the life of the ILO.

◦ There is no guarantee that a particular ILO will be available during the entire time that you own your Contract. We reserve the right to stop offering all except for one ILO, in addition to the Fixed Account. The 1-year S&P 500® with Cap and 10% Buffer ILO will always be available under your Contract. The Minimum Limit on Index Gain for the Cap Rate strategy for this ILO is 2% for the life of this Contract. In the future, this means that we may not offer ILOs with any other Protection Level other than a 10% Buffer and any other Crediting Strategy other than a Cap Rate. We do not guarantee a minimum Dual Direction Buffer Rate, and we do not guarantee that we will always offer ILOs with a Dual Direction Buffer.

◦ If we stop offering all but one ILO (the 1-year S&P 500® with Cap and 10% Buffer ILO), you will be limited to investing in only one ILO and the Fixed Account Option. The terms and features of that ILO may not meet your investment objectives or be suitable for your financial goals, and this Contract may not be appropriate for you if you intend to invest solely in ILOs with a Dual Direction Buffer.

◦ In the future, any ILOs we offer (in addition to the 1-year S&P 500® with Cap and 10% Buffer ILO) will always have some level of downside protection, but we do not guarantee a minimum level.

◦ If, in the future, you are not satisfied with the available ILOs, you may choose to withdraw your ILO Value or surrender your Contract, but you may be subject to surrender charges, an MVA, taxes, and tax penalties, and an Interim Value Calculation and Adjustment if the surrender or withdrawal is made before the end of a Term.

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?

Yes.

Except as otherwise provided, Contract benefits may not be modified or terminated by us.

• Income Guard

◦ The Rider may only be purchased on the Contact Issue Date. If you purchase the GLWB Rider (Income Guard), the Rider may not be voluntarily terminated.

◦ You must invest your entire Contract Value in accordance with the investment allocation restrictions under the Rider. We may change these limits or restrictions in the future.

◦ If you purchase the Rider, Crediting Strategy rates declared for your Contract will typically be equal to Crediting Strategy rates for Owners who do not elect the GLWB Rider. However, Crediting Strategy rates may be lower for GLWB Rider Contracts.

◦ Withdrawals that exceed maximum annual withdrawal limits specified in the GLWB Rider (“Excess Withdrawals”) and withdrawals that occur prior to the Income Commencement Date (“Early Withdrawals”) may significantly reduce the benefits provided by the Rider by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

◦ Any withdrawals taken from the ILOs under the GLWB Rider before the end of a Term will be based on Interim Value(s), which may result in loss. You should consult with your financial professional about the appropriateness of taking withdrawals under the Rider before the end of a Term.

◦ Compliant withdrawals under the Rider will not be subject to surrender charges or MVAs. Early and Excess Withdrawals may be subject to surrender charges and MVAs.

◦ All withdrawals will be subject to taxes. Withdrawals taken before the age of 59 ½ may be subject to tax penalties.

◦ Withdrawals under the Rider may reduce the benefits provided by the ROP Death Benefit Rider.

◦ We may stop offering the optional living benefit to new Contract Owners at any time. The optional living benefit may not be available through your financial professional. You may obtain information about the optional benefits that are available to you by contacting your financial professional.

• Death Benefit

◦ Withdrawals will reduce the standard death benefit, and the reduction may be greater than the amount withdrawn.

◦ The ROP Death Benefit Rider is only available for purchase at the time of Contract application, and once elected, the Rider may not be voluntarily terminated.

◦ Withdrawals may affect the availability of the benefit, perhaps significantly, and/or could terminate the benefit.

◦ The ROP Death Benefit fee is an ongoing deduction that can result in adverse impacts to your Contract values. For example, if you elect an ILO with a 6-year Term, the deduction of the annual ROP Death Benefit fee on the Contract Anniversary will result in an Interim Value Calculation and Adjustment each time the fee is deducted on an Anniversary other than the Term End Date and could result in a loss.

◦ We may stop offering the optional ROP Death Benefit Rider to new Contract Owners at any time. The ROP Death Benefit Rider may not be available through your financial professional. You may obtain information about the optional benefits that are available to you by contacting your financial professional.

• Performance Lock

◦ If you exercise the Performance Lock feature, you will “lock-in” the Interim Value.

FEES, CHARGES, AND ADJUSTMENTS

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

BENEFITS AVAILABLE UNDER THE CONTRACT

INVESTING IN THE CONTRACT – Performance Lock

INCOME GUARD

DEATH BENEFIT

APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS

RESTRICTIONS	LOCATION IN PROSPECTUS

The Interim Value may be less than the potential ILO Value you would receive at the end of the Term had you not exercised the feature. The Crediting Strategy or Protection Level will not be applied.

◦ Performance Lock may only be exercised after the 60th calendar day from the Term Start Date.

◦ The request to exercise the Performance Lock feature must be received by us before close of Business in order to lock-in that day’s ending Interim Value.

◦ You may only exercise the Performance Lock feature once for each ILO during each Term (or once each “segment” within an ILO, if applicable).

◦ You must lock in your entire value in the ILO when exercising Performance Lock.

◦ Exercising Performance Lock is irrevocable and may only be cancelled if we receive the request to cancel before close of Business on the same Business Day that the request to exercise the feature is received.

◦ You will not be able to determine the Interim Value that will be locked-in prior to the Performance Lock request.

◦ Once Performance Lock is exercised, the locked-in amount cannot be transferred to a new ILO, the Fixed Account or begin a new Term in the same ILO, until the next Contract Anniversary.

◦ If you exercise Performance Lock on a 6-year ILO, you will be unable to transfer or reallocate your Contract Value to another 6-year ILO Term until the end of the current MVA Term, and only if you elect to renew the MVA Term at the expiration of the current MVA Term.

◦ The locked-in value will be credited with a fixed rate of interest, which could be as little as 0.0%.

• Availability of Contract Benefits and Features

◦ Certain Contract features and benefits described in this Prospectus may vary or may not be available depending on the broker-dealer through which your Contract was sold.

	TAXES	LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from, and Purchase Payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or IRA. Withdrawals and surrenders will be subject to ordinary income tax, and may be subject to tax penalties if you withdraw money before age 591∕2.

FEDERAL TAX ISSUES

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

Your financial professional may receive compensation for selling the Contract to you in the form of commissions and non-cash compensation. This compensation may influence your financial professional to offer or recommend the Contract over another investment.

DISTRIBUTION ARRANGEMENTS
Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contact, that it is

ADDITIONAL INFORMATION — REPLACEMENT OF LIFE

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
preferable for you to purchase the new contract rather than continue to own your existing contract. Call your financial professional or call us at (800) 722-4448 if you are interested in this option.	INSURANCE OR ANNUITIES

APPENDIX A: INTEREST CREDITING OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of ILOs currently available under the Contract. We may change the features of the ILOs listed below (including the Index and the current limits on Index gains and losses), offer new ILOs, and terminate existing ILOs. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.pacificliferates.com. If you elect the Income Guard rider, you may not be able to invest in certain ILOs, as noted below. For additional information about the features of the ILOs, please see INVESTING IN THE CONTRACT. The ILOs available to you under your Contract vary depending on the date your Contract was issued. See ILOs Available to Contracts Issued Before June 1, 2026 and All Contracts Issued in California in this section for additional information.

Certain ILOs may not be available depending on the broker-dealer through which the Contract is sold. See APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS in the Statutory Prospectus for more information.

Note: If amounts are removed from an ILO before the end of a Term, we will apply a Contract adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the ILO until the end of the Term. For additional information, please see FEES, CHARGES, AND ADJUSTMENTS.

ILOs Available to Contracts Issued Before June 1, 2026 and All Contracts Issued in California
(subject to transition rules)

The ILOs in the table below will continue to be available on June 1, 2026, and thereafter for California Contract holders until further notice.

Index(1)	Type of Index	Term	Crediting Strategy	Current Limit on Index Loss (if held until the end of the Term)	Minimum Limit on Index Gain (for life of the ILO)
S&P® 500	Market index	1 Year	Cap Rate	10% Buffer	2% Cap Rate
S&P® 500	Market index	1 Year	Cap Rate	15% Buffer	2% Cap Rate
S&P® 500	Market index	1 Year	Cap Rate	-10% Floor(5)	2% Cap Rate
S&P® 500	Market index	1 Year	Cap Rate	10% Dual Direction Buffer	2% Cap Rate
S&P® 500	Market index	1 Year	Cap Rate	15% Dual Direction Buffer	2% Cap Rate
S&P® 500	Market index	2 Year(2)	Cap Rate	10% Buffer	4% Cap Rate
S&P® 500	Market index	2 Year(2)	Cap Rate	20% Buffer	4% Cap Rate
S&P® 500	Market index	3 Year(2)	Cap Rate	10% Buffer	6% Cap Rate
S&P® 500	Market index	3 Year(2)	Cap Rate	20% Buffer	6% Cap Rate
S&P® 500	Market index	1 Year	Performance Triggered Rate	10% Buffer(5)	2% Performance Triggered Rate
S&P® 500	Market index	1 Year	Performance Triggered Rate	15% Buffer(5)	2% Performance Triggered Rate
S&P® 500	Market index	1 Year	Performance Triggered Rate	-10% Floor(5)	2% Performance Triggered Rate
S&P® 500	Market index	6 Year(3)	Cap Rate	10% Buffer(5)	12% Cap Rate
S&P® 500	Market index	6 Year(3)	Cap Rate	15% Buffer	12% Cap Rate
S&P® 500	Market index	6 Year(3)	Cap Rate	20% Buffer	12% Cap Rate
S&P® 500	Market index	6 Year(3)	Cap Rate	10% Dual Direction Buffer	12% Cap Rate
S&P® 500	Market index	6 Year(3)	Cap Rate	15% Dual Direction Buffer	12% Cap Rate
S&P® 500	Market index	6 Year(3)	Cap Rate	20% Dual Direction Buffer	12% Cap Rate
S&P® 500	Market index	6 Year(3)	Tiered Participation Rate	10% Buffer	60% for Tier One; 60% for Tier Two
Invesco QQQ ETF	ETF	1 Year	Cap Rate	10% Buffer	2% Cap Rate
Invesco QQQ ETF	ETF	1 Year	Cap Rate	15% Buffer	2% Cap Rate

Index(1)	Type of Index	Term	Crediting Strategy	Current Limit on Index Loss (if held until the end of the Term)	Minimum Limit on Index Gain (for life of the ILO)
Invesco QQQ ETF	ETF	1 Year	Cap Rate	-10% Floor(5)	2% Cap Rate
Invesco QQQ ETF	ETF	1 Year	Cap Rate	10% Dual Direction Buffer	2% Cap Rate
Invesco QQQ ETF	ETF	1 Year	Cap Rate	15% Dual Direction Buffer	2% Cap Rate
Invesco QQQ ETF	ETF	1 Year	Performance Triggered Rate	10% Buffer(5)	2% Performance Triggered Rate
Invesco QQQ ETF	ETF	1 Year	Performance Triggered Rate	15% Buffer(5)	2% Performance Triggered Rate
Invesco QQQ ETF	ETF	1 Year	Performance Triggered Rate	-10% Floor(5)	2% Performance Triggered Rate
Invesco QQQ ETF	ETF	2 Year(2)	Cap Rate	10% Buffer	4% Cap Rate
Invesco QQQ ETF	ETF	2 Year(2)	Cap Rate	20% Buffer	4% Cap Rate
Invesco QQQ ETF	ETF	3 Year(2)	Cap Rate	10% Buffer	6% Cap Rate
Invesco QQQ ETF	ETF	3 Year(2)	Cap Rate	20% Buffer	6% Cap Rate
Invesco QQQ ETF	ETF	6 Year(3)	Cap Rate	10% Buffer(5)	12% Cap Rate
Invesco QQQ ETF	ETF	6 Year(3)	Cap Rate	15% Buffer	12% Cap Rate
Invesco QQQ ETF	ETF	6 Year(3)	Cap Rate	20% Buffer	12% Cap Rate
Invesco QQQ ETF	ETF	6 Year(3)	Cap Rate	10% Dual Direction Buffer	12% Cap Rate
Invesco QQQ ETF	ETF	6 Year(3)	Cap Rate	15% Dual Direction Buffer	12% Cap Rate
Invesco QQQ ETF	ETF	6 Year(3)	Cap Rate	20% Dual Direction Buffer	12% Cap Rate
Invesco QQQ ETF	ETF	6 Year(3)	Tiered Participation Rate	10% Buffer	60% for Tier One; 60% for Tier Two
MSCI EAFE	Market index	1 Year	Cap Rate	10% Buffer	2% Cap Rate
MSCI EAFE	Market index	1 Year	Cap Rate	15% Buffer	2% Cap Rate
MSCI EAFE	Market index	1 Year	Cap Rate	-10% Floor(5)	2% Cap Rate
MSCI EAFE	Market index	1 Year	Cap Rate	10% Dual Direction Buffer	2% Cap Rate
MSCI EAFE	Market index	1 Year	Cap Rate	15% Dual Direction Buffer	2% Cap Rate
MSCI EAFE	Market index	1 Year	Performance Triggered Rate	10% Buffer(5)	2% Performance Triggered Rate
MSCI EAFE	Market index	1 Year	Performance Triggered Rate	15% Buffer(5)	2% Performance Triggered Rate
MSCI EAFE	Market index	1 Year	Performance Triggered Rate	-10% Floor(5)	2% Performance Triggered Rate
MSCI EAFE	Market index	6 Year(3)	Cap Rate	10% Buffer(5)	12% Cap Rate
MSCI EAFE	Market index	6 Year(3)	Cap Rate	15% Buffer	12% Cap Rate
MSCI EAFE	Market index	6 Year(3)	Cap Rate	20% Buffer	12% Cap Rate
MSCI EAFE	Market index	6 Year(3)	Cap Rate	10% Dual Direction Buffer	12% Cap Rate
MSCI EAFE	Market index	6 Year(3)	Cap Rate	15% Dual Direction Buffer	12% Cap Rate
MSCI EAFE	Market index	6 Year(3)	Cap Rate	20% Dual Direction Buffer	12% Cap Rate
MSCI EAFE	Market index	6 Year(3)	Tiered Participation Rate	10% Buffer	60% for Tier One; 60% for Tier Two
iShares® Russell 2000 ETF	ETF	1 Year	Cap Rate	10% Buffer	2% Cap Rate
iShares® Russell 2000 ETF	ETF	1 Year	Cap Rate	15% Buffer	2% Cap Rate
iShares® Russell 2000 ETF	ETF	1 Year	Cap Rate	-10% Floor(5)	2% Cap Rate
iShares® Russell 2000 ETF	ETF	1 Year	Cap Rate	10% Dual Direction Buffer	2% Cap Rate

Index(1)	Type of Index	Term	Crediting Strategy	Current Limit on Index Loss (if held until the end of the Term)	Minimum Limit on Index Gain (for life of the ILO)
iShares® Russell 2000 ETF	ETF	1 Year	Cap Rate	15% Dual Direction Buffer	2% Cap Rate
iShares® Russell 2000 ETF	ETF	1 Year	Performance Triggered Rate	10% Buffer(5)	2% Performance Triggered Rate
iShares® Russell 2000 ETF	ETF	1 Year	Performance Triggered Rate	15% Buffer(5)	2% Performance Triggered Rate
iShares® Russell 2000 ETF	ETF	1 Year	Performance Triggered Rate	-10% Floor(5)	2% Performance Triggered Rate
iShares® Russell 2000 ETF	ETF	6 Year(3)	Cap Rate	10% Buffer(5)	12% Cap Rate
iShares® Russell 2000 ETF	ETF	6 Year(3)	Cap Rate	15% Buffer	12% Cap Rate
iShares® Russell 2000 ETF	ETF	6 Year(3)	Cap Rate	20% Buffer	12% Cap Rate
iShares® Russell 2000 ETF	ETF	6 Year(3)	Cap Rate	10% Dual Direction Buffer	12% Cap Rate
iShares® Russell 2000 ETF	ETF	6 Year(3)	Cap Rate	15% Dual Direction Buffer	12% Cap Rate
iShares® Russell 2000 ETF	ETF	6 Year(3)	Cap Rate	20% Dual Direction Buffer	12% Cap Rate
iShares® Russell 2000 ETF	ETF	6 Year(3)	Tiered Participation Rate	10% Buffer	60% for Tier One; 60% for Tier Two
First Trust Growth Strength Net Fee Index(4)	Market index	1 Year	Cap Rate	10% Buffer	2% Cap Rate
First Trust Growth Strength Net Fee Index(4)	Market index	1 Year	Cap Rate	15% Buffer	2% Cap Rate
First Trust Growth Strength Net Fee Index(4)	Market index	1 Year	Cap Rate	-10% Floor(5)	2% Cap Rate
First Trust Growth Strength Net Fee Index(4)	Market index	6 Years(3)	Cap Rate	10% Buffer(5)	12% Cap Rate
First Trust Growth Strength Net Fee Index(4)	Market index	6 Year(3)	Cap Rate	15% Buffer	12% Cap Rate
First Trust Growth Strength Net Fee Index(4)	Market index	6 Year(3)	Cap Rate	20% Buffer	12% Cap Rate
First Trust Growth Strength Net Fee Index(4)	Market index	6 Year(3)	Tiered Participation Rate	10% Buffer	60% for Tier One; 60% for Tier Two
Combined S&P 500®, iShares® Russell 2000 ETF, and MSCI EAFE	Market indexes and ETF	6 Year(3)	Performance Mix with Participation Rate	10% Buffer	60% Participation Rate

(1) Each Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.

(2) The 2-year and 3-year ILOs were not available at issue and will become available upon renewal, effective June 1, 2026. Contracts issued in California on or after June 1, 2026, will not have 2-year and 3-year ILOs available at issue but these options will become available upon renewal.

(3) Investment in 6-year ILOs is not permitted if you have purchased the Income Guard rider. Investment in 6-year ILOs is only permitted at the beginning of an MVA Term. You must renew the MVA Term every 6 Contract Years to continue to be able to invest in 6-year ILOs. See FEES, CHARGES, AND ADJUSTMENTS — MARKET VALUE ADJUSTMENT in the Statutory Prospectus for more information.

(4) The First Trust Growth Strength Net Fee Index deducts 0.65% in fees and costs when calculating Index performance, which will reduce the Index Return and cause the Index to underperform a direct investment in the securities composing the Index.

(5) These ILOs will no longer be available for renewal allocations as of June 1, 2026. These ILOs will continue to be available at contract issue for contracts issued in California on or after June 1, 2026 but will not be available upon renewal.

If an investor executes a Performance Lock, the investor will not earn Index interest but the Company will credit a fixed rate of interest until the next Contract Anniversary, equal to the annualized ILO Budget Rate, subject to a 0% minimum guarantee.

The 1-year S&P 500® with Cap and 10% Buffer ILO will always be available under your Contract (in addition to the Fixed Account). In the future, this means that we may not offer ILOs with any other Protection Level other than a 10% Buffer and any other Crediting Strategy other than a Cap Rate. We do not guarantee a minimum Dual Direction Buffer Rate, and we do not guarantee that we will always offer ILOs with a Dual Direction Buffer. Effective June 1, 2026, ILOs with a Floor Protection Level will no longer be available for allocations for renewal Terms by existing Contract Owners. In the future, any ILOs we offer (in addition to the 1-year S&P 500® with Cap and 10% Buffer ILO) will always have some level of downside protection, but we do not guarantee a minimum level.

For Contracts issued prior to June 1, 2026, the Minimum Limit on Index Gain for the Cap Rate strategy for any ILO offered for the life of this Contract is 2% for a 1-year ILO, 4% for a 2-year ILO, 6% for a 3-year ILO and 12% for a 6-year ILO. The Minimum Limits on Index Gain for the Performance Mix with Participation Rate strategy for any ILO offered for the life of this Contract are 50% for the Index with the highest return, 30% for the Index with the next best return, and 20% for the Index with the lowest return, and 60% for the Participation Rate. The Minimum Limit on Index Gain for the Tiered Participation Rate strategy for any ILO offered for the life of this Contract is 60% for Tier One and Tier Two. The Minimum Limit on Index Gain for the Performance Triggered Rate strategy for any ILO offered for the life of this Contract is 2%.

Fixed Options

The following lists the Fixed Account Option currently available under the Contract. We may change the features of the Fixed Account Option listed below, or offer new fixed options. We will provide you with written notice before doing so. See INVESTING IN THE CONTRACT — FIXED ACCOUNT OPTION in the Statutory Prospectus for more information.

Note: If amounts are withdrawn or surrendered from the Fixed Account Option, we may apply a Contract adjustment. This may result in a significant reduction in the value of your Contract. See FEES, CHARGES, AND ADJUSTMENTS — MARKET VALUE ADJUSTMENT in the Statutory Prospectus for more information.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Option	1-year	0.50%

This Summary Prospectus incorporates by reference the prospectus and Statement of Additional Information for the Contract, both dated May 1, 2026, as supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier: C000255565

Pacific Life Insurance Company

Mailing address:

P.O. Box 2378

Omaha, NE 68103-2378

Visit us at our website: www.PacificLife.com

USP-29500-26A